                                  EXHIBIT 99.5

            FINANCIAL STATEMENTS OF HANOVER CAPITAL PARTNERS 2, INC.



                    TABLE OF CONTENTS TO FINANCIAL STATEMENTS


                                                                                               PAGE
                                                                                               ----
Consolidated Balance Sheets (unaudited) as of June 30, 2002 and December 31, 2001                 2

Consolidated Statements of Operations (unaudited) for the Six Months Ended
June 30, 2002 and 2001                                                                            3

Consolidated Statement of Stockholders' Equity (unaudited) for the Six Months Ended June 30,
2002                                                                                              4

Consolidated Statements of  Cash Flows (unaudited) for the Six Months Ended
June 30, 2002 and 2001                                                                            5

Notes to Consolidated Financial Statements (unaudited)                                            6

                 HANOVER CAPITAL PARTNERS 2, INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)


ASSETS                                                               JUNE 30,        DECEMBER 31,
                                                                      2002              2001
                                                                   -----------       -----------
Mortgage securities held for trading                               $ 3,158,746       $   560,039
Cash and cash equivalents                                              457,309                 2
Accrued interest receivable                                             72,212            16,858
Prepaid expenses and other assets                                       14,551               600
                                                                   -----------       -----------
TOTAL ASSETS                                                       $ 3,702,818       $   577,499
                                                                   ===========       ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses                              $     4,027       $    23,281
Accrued interest due to related party                                  164,120             2,493
Mark to market of open futures positions                               144,719                --
Note payable to related party                                        3,425,700           568,417
Due to related party                                                        62                --
                                                                   -----------       -----------
       TOTAL LIABILITIES                                             3,738,628           594,191
                                                                   -----------       -----------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
Preferred stock: $0.01 par value, 9,900 shares authorized and
   outstanding at June 30, 2002 and December 31, 2001                       99                99
Common stock: $0.01 par value, 100 shares authorized and
   outstanding at June 30, 2002 and December 31, 2001                        1                 1
Additional paid-in capital                                           8,135,590         8,135,590
Retained earnings (deficit)                                         (8,171,500)       (8,152,382)
                                                                   -----------       -----------
       TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                            (35,810)          (16,692)
                                                                   -----------       -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                         $ 3,702,818       $   577,499
                                                                   ===========       ===========

                 See notes to consolidated financial statements

                           HANOVER CAPITAL PARTNERS 2, INC. AND SUBSIDIARY
                                CONSOLIDATED STATEMENTS OF OPERATIONS
                                             (UNAUDITED)

                                                                 SIX MONTHS ENDED JUNE 30,
                                                                 -------------------------
                                                                    2002            2001
                                                                 ---------       ---------
REVENUES:
   Interest income                                               $ 632,116       $      --
   (Loss) on mark to market of mortgage assets                    (130,497)             --
   Realized and unrealized (loss) on derivative instruments       (370,829)             --
   Other income                                                      7,812              --
                                                                 ---------       ---------
       Total revenues                                              138,602              --
                                                                 ---------       ---------

EXPENSES:
   Interest                                                        163,209              --
   General and administrative                                        7,226              --
                                                                 ---------       ---------
       Total expenses                                              170,435              --
                                                                 ---------       ---------
(LOSS) BEFORE INCOME TAX (BENEFIT)                                 (31,833)             --

INCOME TAX (BENEFIT)                                               (12,715)             --
                                                                 ---------       ---------

NET (LOSS)                                                       $ (19,118)      $      --
                                                                 =========       =========

BASIC (LOSS) PER SHARE                                           $ (191.18)      $      --
                                                                 =========       =========

                 See notes to consolidated financial statements

                 HANOVER CAPITAL PARTNERS 2, INC. AND SUBSIDIARY
                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                         SIX MONTHS ENDED JUNE 30, 2002
                                   (UNAUDITED)

                                                                                                            Accumulated
                            Preferred Stock   Common Stock      Additional                    Retained         Other
                            --------------- ----------------     Paid-in     Comprehensive    Earnings     Comprehensive
                            Shares  Amount  Shares    Amount     Capital        Income        (Deficit)        Gain         Total
                            ------  ------  ------    ------    ----------   -------------   -----------   -------------   --------
BALANCE, DECEMBER 31, 2001   9,900  $   99     100    $    1    $8,135,590                   $(8,152,382)  $          --   $(16,692)

Comprehensive income:
   Net income                                                                $   (19,118)        (19,118)                   (19,118)
                                                                             -------------
   Comprehensive income                                                      $   (19,118)
                             -----  ------     ---    ------    ----------   =============   -----------   -------------   --------
BALANCE, JUNE 30, 2002       9,900  $   99     100    $    1    $8,135,590                   $(8,171,500)  $          --   $(35,810)
                             =====  ======     ===    ======    ==========                   ===========   =============   ========

                 See notes to consolidated financial statements

                 HANOVER CAPITAL PARTNERS 2, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)



                                                                    SIX MONTHS ENDED JUNE 30,
                                                                    -------------------------
                                                                      2002             2001
                                                                  -----------       -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net (loss)                                                     $   (19,118)      $        --
   Adjustments to reconcile net (loss) to net cash (used in)
     operating activities:
      Amortization of net premium and deferred costs                    8,300                --
      Loss on mark to market of mortgage assets                       130,497                --
      Loss on mark to market of open futures                          144,719                --
      Purchase of trading securities                               (7,883,930)               --
      Sale of trading securities                                    5,060,459                --
      Changes in assets - (increase) decrease:
         Accrued interest receivable                                  (55,354)               --
         Prepaid expenses and other assets                            (13,951)               --
      Changes in liabilities - increase (decrease):
         Accounts payable and accrued expenses                        (19,254)               --
         Accrued interest due to related party                        161,627                --
         Due to related party                                              62                --
                                                                  -----------       -----------
           Net cash (used in) operating activities                 (2,485,943)               --
                                                                  -----------       -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Principal payments received on mortgage securities                  85,967                --
                                                                  -----------       -----------
           Net cash provided by investing activities                   85,967                --
                                                                  -----------       -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Net proceeds from note payable to related party                  2,857,283                --
                                                                  -----------       -----------
           Net cash provided by financing activities                2,857,283                --
                                                                  -----------       -----------

NET INCREASE IN CASH AND CASH EQUIVALENTS                             457,307                --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                              2                 2
                                                                  -----------       -----------

CASH AND CASH EQUIVALENTS, END OF PERIOD                          $   457,309       $         2
                                                                  ===========       ===========

SUPPLEMENTAL CASH FLOW INFORMATION:
   Cash paid during the period for interest                       $     1,582       $        --
                                                                  ===========       ===========

                 See notes to consolidated financial statements

                 HANOVER CAPITAL PARTNERS 2, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


1.   BUSINESS DESCRIPTION

Hanover Capital Partners 2, Inc. ("HCP-2") was incorporated in Delaware on October 7, 1998. The Company was formed to acquire single-family residential mortgage loans from Hanover Capital Mortgage Holdings, Inc. ("HCHI") and to finance the purchase of these mortgage loans through a REMIC securitization. Hanover SPC-2, Inc., a wholly owned subsidiary of HCP-2, was incorporated in Delaware on October 9, 1998 for the sole purpose of selling certain investment grade and subordinated securities to HCHI, through its wholly-owned subsidiaries, Hanover QRS-1 98-B, Inc. and Hanover QRS-2 98-B, Inc. When we refer to the "Company", we mean HCP-2 together with its consolidated subsidiary.

During 2000, the Company wrote off its mortgage-related assets and liabilities and temporarily ceased operations. In the first quarter of 2002, the Company commenced the trading of Agency derivative mortgage-backed securities ("MBS") and futures contracts.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION - The consolidated financial statements include the accounts of HCP-2 and its wholly-owned subsidiary. All significant intercompany accounts and transactions have been eliminated.

USE OF ESTIMATES; RISKS AND UNCERTAINTIES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company's estimates and assumptions primarily arise from risks and uncertainties associated with interest rate volatility and credit exposure. Although management is not currently aware of any factors that would significantly change its estimates and assumptions in the near term, future changes in market trends and conditions may occur which could cause actual results to differ materially.

MORTGAGE SECURITIES - Mortgage securities designated as trading are reported at fair value. Gains and losses resulting from changes in fair value are recorded as income or expense and included in earnings. Mortgage securities transactions are recorded on settlement date. Realized gains and losses on mortgage securities transactions are determined on a specific identification basis.

DERIVATIVE INSTRUMENTS - HCP-2, in the normal course of its trading activities, can enter into transactions in derivative instruments to manage its exposure to market pricing changes of certain mortgage securities. HCP-2 recognizes changes in the fair value of such derivative instruments in earnings in the period of change. At June 30, 2002, HCP-2's derivative instruments consist of futures contracts with a loss of $(144,719).

CASH AND CASH EQUIVALENTS - Cash and cash equivalents may include cash on hand, overnight investments deposited with banks and government securities with maturities of less than 30 days.

BASIC EARNINGS PER SHARE - Basic earnings or loss per share is computed by dividing income or loss available to common stockholders by the weighted average number of common shares outstanding during the period. Shares issued during the period and shares reacquired during the period are weighted for the period they were outstanding.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS - In April 2002, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). SFAS 145 rescinds FASB Statement No. 4, Reporting Gains and Losses from Extinguishment of Debt, and an amendment of that Statement, FASB Statement No. 64, Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements. SFAS 145 also rescinds FASB Statement No. 44, Accounting for Intangible Assets of Motor Carriers. SFAS 145 amends FASB Statement No. 13, Accounting for Leases, to eliminate an inconsistency between the required accounting for sale-leaseback transactions and the required accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions. SFAS 145 also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions. The provisions of SFAS 145 related to the rescission of FASB Statement No. 4 are effective for fiscal years beginning after May
15, 2002. The provisions of SFAS 145 related to FASB Statement No. 13 are effective for transactions occurring after May 15, 2002. All other provisions of SFAS 145 are effective for financial statements issued on or after May 15, 2002. The adoption of SFAS 145 is not expected to have a material effect on the Company's consolidated financial statements.

In July 2002, the FASB issued Statement of Financial Accounting Standards No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). SFAS 146 requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. SFAS 146 replaces Emerging Issues Task Force Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring). SFAS 146 is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. The adoption of SFAS 146 is not expected to have a material effect on the Company's consolidated financial statements.

3.   MORTGAGE SECURITIES HELD FOR TRADING

                                                      JUNE 30, 2002                            DECEMBER 31, 2001
                                         ----------------------------------------    -------------------------------------
                                         FIXED-RATE      INTEREST-                    FIXED-RATE     INTEREST-
                                           AGENCY          ONLY                         AGENCY         ONLY
                                            MBS           STRIPS         TOTAL           MBD          STRIPS        TOTAL
                                         ----------     ----------     ----------     ----------     --------     --------
Principal balance of mortgage
  securities                             $1,316,170     $        -     $1,316,170     $        -     $      -     $      -
Net premium (discount) and
  deferred costs                            162,034      1,477,699      1,639,733              -      593,234      593,234
                                         ----------     ----------     ----------     ----------     --------     --------
Total amortized cost of mortgage
  securities                              1,478,204      1,477,699      2,955,903              -      593,234      593,234
Loan loss allowance                               -              -              -              -            -            -
Net unrealized gain (loss)                  (28,514)       231,357        202,843              -      (33,195)     (33,195)
                                         ----------     ----------     ----------     ----------     --------     --------
Carrying value of mortgage
  securities                             $1,449,690     $1,709,056     $3,158,746     $        -     $560,039     $560,039
                                         ==========     ==========     ==========     ==========     ========     ========


4.   RELATED PARTY TRANSACTIONS

At June 30, 2002 and December 31, 2001, HCP-2 had a principal balance on a note payable to HCHI in the amount of $3,425,700 and $568,417, respectively. The note bears interest daily at a market rate commensurate with the risks involved in HCP-2's trading activities. At June 30, 2002, the interest rate in effect was 10%. The entire unpaid principal balance on the note is due in full on March 31, 2003.

5.   INCOME TAXES

The income tax (benefit) differs from amounts computed at statutory rates, as follows:

                                                             SIX MONTHS ENDED JUNE 30,
                                                             -------------------------
                                                                2002           2001
                                                             ---------      ---------
Federal income tax provision (benefit) at statutory rate      $(10,824)      $     --
State and local income tax  (benefit)                           (1,891)            --
                                                              --------       --------
Income tax  (benefit)                                         $(12,715)      $     --
                                                              ========       ========

At June 30, 2002, the Company had a capital loss carryforward of approximately $3,600,000 that expires in 2003.

6.   STOCKHOLDERS' EQUITY

Prior to July 1, 2002, HCHI owned all of the outstanding preferred stock of the Company, giving it a 99% economic interest. The remaining 1% economic interest represented by all of the common stock of the Company was owned by the principals, John A. Burchett, Joyce S. Mizerak, George J. Ostendorf and Irma N. Tavares. The preferred stock has no dividend rate or preference over the common stock. Dividend distributions will be made in the same amount on a per share basis for the common stock as for the preferred stock. All voting power is held by the common stockholders except for certain situations involving merger, dissolution, sale of substantially all the assets of the Company, and amendments to the Certificate of Incorporation adversely affecting the preferred stockholder. In these situations, the preferred stockholder shall be entitled to vote.

7.   SUBSEQUENT EVENTS

CHANGE IN COMMON STOCK OWNERSHIP

Pursuant to a Stock Purchase Agreement effective July 1, 2002, HCHI acquired 100% of the outstanding common stock of the Company. Therefore, as of July 1, 2002, HCHI owns 100% of the outstanding capital stock of the Company and, for periods ending after June 30, 2002, the Company's financial statements will be consolidated with the financial statements of HCHI.

OTHER

On July 2, 2002, New Jersey Governor James E. McGreevey signed into law a $1.8 billion business tax package, known as the Business Tax Reform Act. The bill includes several changes overhauling the Corporate Business Tax ("CBT") intended to close loopholes, impose an Alternative Minimum Assessment, and assesses a processing fee on limited liability partnerships. The bill has numerous provisions, some of which effect businesses that currently do not pay CBT. The Business Tax Reform Act is effective immediately for taxable years beginning on or after January 1, 2002, except in limited circumstances. The Company is currently in the process of determining what effect, if any, the Business Tax Reform Act will have on its consolidated financial statements.


                                     ******